TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated May 1, 2006, to the Statement of Additional Information dated March 1, 2006

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All Funds

At a recent meeting of the Board of Trustees of Transamerica IDEX Mutual Funds, the Board approved a reduction in the administrative services fee charged by Transamerica Fund Services, Inc. for the TA IDEX asset allocation funds from 2 basis points to 1.25 basis points, effective January 1, 2006.

Accordingly, the first paragraph under “Administrative Services” on page 45 is hereby replaced with the following paragraph:

TFAI is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund’s initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”) on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions. On January 1, 2005, certain funds entered into an agreement wherein the funds would pay 0.02% of their daily net assets to TFS for such administrative services; effective January 1, 2006, this fee is reduced to 0.0125% for the asset allocation portfolios. From July 1, 2002 to December 31, 2004, the administrator received 0.015% of a fund’s daily net assets subject to a minimum fee calculated at $35,000 multiplied by the weighted average number of funds.

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Investors Should Retain This Supplement For Future Use